                                AMENDMENT NO. 3

   THIS AMENDMENT NO. 3 (this "Amendment") to the Credit Agreement (as defined below) is entered into as of May 29, 1996 by and among The Coleman Company, Inc. (the "Company"), certain foreign subsidiaries of the Company party thereto (each a "Foreign Borrower" and, collectively, together with the Company, the "Borrowers"), the Lenders (as defined below) party hereto and Credit Suisse, as agent for the Lenders (the "Agent").

   WHEREAS, the Borrowers, certain lenders (the "Lenders") and the Agent are party to the Amended and Restated Credit Agreement dated as of August 3, 1995 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used but not defined herein shall have their respective meanings specified in the Credit Agreement); and

   WHEREAS, the Borrowers have requested that the Lenders and the Agent agree, and required Lenders party hereto and the Agent are willing, to amend the Credit Agreement, on the terms and conditions of this Amendment.

   NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

   SECTION 1.  AMENDMENTS TO SECTION 5.02(e) OF THE CREDIT AGREEMENT.
Subject to the satisfaction of the conditions to effectiveness specified in
Section 5 hereof, Section 5.02(e) of the Credit Agreement shall be amended as follows:

      (a) the parenthetical in clause (i)(A) thereof shall be deleted and the following shall be substituted therefor:

      "(PROVIDED, THAT NO OTHER INVESTMENTS MAY BE MADE IN LOAN PARTIES THAT ARE FOREIGN SUBSIDIARIES OF THE COMPANY PURSUANT TO THIS CLAUSE (i)(A) OTHER THAN INVESTMENTS IN AN AGGREGATE AMOUNT NOT IN EXCESS OF $10,000,000)"

      (b) the following words shall be inserted immediately prior to the final period thereof:

      "or (vi) THE LOAN PARTIES FROM MAKING INVESTMENTS IN ANY FOREIGN SUBSIDIARY IN AN AGGREGATE AMOUNT NOT TO EXCEED $1,000,000."

   SECTION 2. REPRESENTATIONS AND WARRANTIES. Each Borrower represents and warrants as of the date hereof that: (a) this Amendment has been duly executed and delivered by such Borrower and that this Amendment constitutes such Borrower's legal, valid and binding obligation, enforceable against such Borrower in accordance with its terms, (b) no Default has occurred and is continuing and, (c) the representations and warranties made or deemed to have been made by such Borrower in Article IV of the Credit Agreement are true and correct in all material respects on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific earlier date, as of such date). It shall be an Event of

Default for all purposes of the Credit Agreement if any of the representations and warranties made herein shall be, or shall prove to have been, false or misleading as of the time made in any material respect.

   SECTION 3. CONFIRMATION OF COMPANY GUARANTY. The Company hereby (a) reaffirms and restates as of the date hereof the obligations of the Company pursuant to the Company Guaranty, (b) confirms that the Guaranteed Obligations (as defined in the Company Guaranty) shall include, without limitation, the Obligations of each Foreign Borrower under the Credit Agreement and each other Loan Document, as each may be amended hereby and (c) agrees that each reference to the Credit Agreement or words of similar import in each Loan Document shall be a reference to the Credit Agreement as amended hereby.

   SECTION 4. NO OTHER CONSENTS, WAIVERS OR AMENDMENTS. Except as specifically provided in this Amendment, no other consents, waivers or amendments are made or permitted hereby to the Credit Agreement. All other terms and conditions of the Credit Agreement remain in full force and effect and apply fully to this Amendment.

   SECTION 5. EFFECTIVENESS. This Amendment shall become effective on the date (the "Amendment Effective Date") that the following conditions precedent shall have been satisfied:

         (a) The Agent shall have received the following documents (each document to be received by the Agent shall be in form and substance satisfactory to the Agent):

         (i) a copy of this Amendment, duly executed by the Borrowers, the Agent and Required Lenders;

         (ii) a copy of the Confirmation of Subsidiary Guaranty that follows the signature pages hereof, duly executed by each of the Subsidiaries party to the Subsidiary Guaranty;

         (iii) such other approvals, opinions or documents as Required Lenders or the Agent may reasonably request; and

         (b) No event has occurred and is continuing that constitutes a Default under the Credit Agreement on the date hereof or on the Amendment Effective date, or after giving effect to the transactions contemplated hereby.

Upon such effectiveness, the Agent shall promptly notify the Company and each of the Lenders of such effectiveness.

   SECTION 6. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be identical and all of which, when taken together, shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.

   SECTION 7. BINDING EFFECT. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

   SECTION 8. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

   IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.


                                     THE COLEMAN COMPANY, INC., as a
                                      Borrower


                                     By:   /s/ H. MACGREGOR CLARKE
                                         -------------------------------
                                         Name:  H. MacGregor Clarke
                                         Title: Vice President and Treasurer


                                     COLEMAN JAPAN CO., LTD., as a Borrower


                                     By:   /s/ LARRY E. SANFORD
                                         -------------------------------
                                         Name:  Larry E. Sanford
                                         Title: Director


                                     COLEMAN (DEUTSCHLAND) GmbH, as a
                                      Borrower


                                     By:   /s/ LARRY E. SANFORD
                                         -------------------------------
                                         Name:  Larry E. Sanford
                                         Title: Managing Director

                                     COLEMAN TAYMAR LIMITED, as a
                                      Borrower


                                     By:   /s/ LARRY E. SANFORD
                                         -------------------------------
                                         Name:  Larry E. Sanford
                                         Title: Secretary


                                     COLEMAN UK PLC, as a Borrower


                                     By:   /s/ LARRY E. SANFORD
                                         -------------------------------
                                         Name:  Larry E. Sanford
                                         Title: Secretary

                                     CREDIT SUISSE, as Agent and a Lender


                                     By:   /s/ JUERG JOHNER
                                         -------------------------------
                                         Name:  Juerg Johner
                                         Title: Associate


                                     By:   /s/ ANNE SCHULTHEISS-JENSEN
                                         -------------------------------
                                         Name:  Anne Schultheiss-Jensen
                                         Title: Associate


                                     CHEMICAL BANK, as a Lender


                                     By:
                                         -------------------------------
                                         Name:
                                         Title:


                                     CITIBANK, N.A., as a Lender


                                     By:
                                         -------------------------------
                                         Name:
                                         Title:


                                     BANK OF AMERICA NATIONAL TRUST
                                      AND SAVINGS ASSOCIATION, as a Lender


                                     By:
                                         -------------------------------
                                         Name:
                                         Title:


                                     THE LONG TERM CREDIT BANK OF
                                      JAPAN, LTD., LOS ANGELES AGENCY,
                                      as a Lender


                                     By:
                                         -------------------------------
                                         Name:
                                         Title:

                                     CREDIT SUISSE, as Agent and a Lender


                                     By:
                                         -------------------------------
                                         Name:
                                         Title:


                                     By:
                                         -------------------------------
                                         Name:
                                         Title:


                                     CHEMICAL BANK, as a Lender


                                     By:   /s/ BRUCE S. BORDEN
                                         -------------------------------
                                         Name:  Bruce S. Borden
                                         Title: Vice President


                                     CITIBANK, N.A., as a Lender


                                     By:
                                         -------------------------------
                                         Name:
                                         Title:


                                     BANK OF AMERICA NATIONAL TRUST
                                      AND SAVINGS ASSOCIATION, as a Lender


                                     By:
                                         -------------------------------
                                         Name:
                                         Title:


                                     THE LONG TERM CREDIT BANK OF
                                      JAPAN, LTD., LOS ANGELES AGENCY,
                                      as a Lender


                                     By:
                                         -------------------------------
                                         Name:
                                         Title:

                                     CREDIT SUISSE, as Agent and a Lender


                                     By:
                                         -------------------------------
                                         Name:
                                         Title:


                                     By:
                                         -------------------------------
                                         Name:
                                         Title:


                                     CHEMICAL BANK, as a Lender


                                     By:
                                         -------------------------------
                                         Name:
                                         Title:


                                     CITIBANK, N.A., as a Lender


                                     By:   /s/ JAMES BUCHANAN
                                         -------------------------------
                                         Name:  James Buchanan
                                         Title: Attorney-in-Fact


                                     BANK OF AMERICA NATIONAL TRUST
                                      AND SAVINGS ASSOCIATION, as a Lender


                                     By:
                                         -------------------------------
                                         Name:
                                         Title:


                                     THE LONG TERM CREDIT BANK OF
                                      JAPAN, LTD., LOS ANGELES AGENCY,
                                      as a Lender


                                     By:
                                         -------------------------------
                                         Name:
                                         Title:

                                     CREDIT SUISSE, as Agent and a Lender


                                     By:
                                         -------------------------------
                                         Name:
                                         Title:


                                     By:
                                         -------------------------------
                                         Name:
                                         Title:


                                     CHEMICAL BANK, as a Lender


                                     By:
                                         -------------------------------
                                         Name:
                                         Title:


                                     CITIBANK, N.A., as a Lender


                                     By:
                                         -------------------------------
                                         Name:
                                         Title:


                                     BANK OF AMERICA NATIONAL TRUST
                                      AND SAVINGS ASSOCIATION, as a Lender


                                     By:   /s/ DONALD J. CHIN
                                         -------------------------------
                                         Name:  Donald J. Chin
                                         Title: Vice President


                                     THE LONG TERM CREDIT BANK OF
                                      JAPAN, LTD., LOS ANGELES AGENCY,
                                      as a Lender


                                     By:
                                         -------------------------------
                                         Name:
                                         Title:

                                     CREDIT SUISSE, as Agent and a Lender


                                     By:
                                         -------------------------------
                                         Name:
                                         Title:


                                     By:
                                         -------------------------------
                                         Name:
                                         Title:


                                     CHEMICAL BANK, as a Lender


                                     By:
                                         -------------------------------
                                         Name:
                                         Title:


                                     CITIBANK, N.A., as a Lender


                                     By:
                                         -------------------------------
                                         Name:
                                         Title:


                                     BANK OF AMERICA NATIONAL TRUST
                                      AND SAVINGS ASSOCIATION, as a Lender


                                     By:
                                         -------------------------------
                                         Name:
                                         Title:


                                     THE LONG TERM CREDIT BANK OF
                                      JAPAN, LTD., LOS ANGELES AGENCY,
                                      as a Lender


                                     By:   /s/ GENICHI IMAI
                                         -------------------------------
                                         Name:  Genichi Imai
                                         Title: Joint General Manager

                                     NATIONSBANK (CAROLINAS), N.A., as a
                                      Lender


                                     By:   /s/ SUSAN LYNN CALLICOTT
                                         -------------------------------
                                         Name:  Susan Lynn Callicott
                                         Title: Vice President


                                     TORONTO DOMINION (TEXAS), INC.,
                                      as a Lender


                                     By:
                                         -------------------------------
                                         Name:
                                         Title:


                                     BANK IV KANSAS, N.A., as a Lender


                                     By:
                                         -------------------------------
                                         Name:
                                         Title:


                                     THE YASUDA TRUST & BANKING
                                      COMPANY, LIMITED, CHICAGO
                                      BRANCH, as a Lender


                                     By:
                                         -------------------------------
                                         Name:
                                         Title:


                                     THE FIRST NATIONAL BANK OF BOSTON,
                                      as a Lender


                                     By:
                                         -------------------------------
                                         Name:
                                         Title:

                                     NATIONSBANK (CAROLINAS), N.A., as a
                                      Lender


                                     By:
                                         -------------------------------
                                         Name:
                                         Title:


                                     TORONTO DOMINION (TEXAS), INC.,
                                      as a Lender


                                     By:  /s/ NEVA NESBITT
                                         -------------------------------
                                         Name:  Neva Nesbitt
                                         Title: Vice President


                                     BANK IV KANSAS, N.A., as a Lender


                                     By:
                                         -------------------------------
                                         Name:
                                         Title:


                                     THE YASUDA TRUST & BANKING
                                      COMPANY, LIMITED, CHICAGO
                                      BRANCH, as a Lender


                                     By:
                                         -------------------------------
                                         Name:
                                         Title:


                                     THE FIRST NATIONAL BANK OF BOSTON,
                                      as a Lender


                                     By:
                                         -------------------------------
                                         Name:
                                         Title:

                                     NATIONSBANK (CAROLINAS), N.A., as a
                                      Lender


                                     By:
                                         -------------------------------
                                         Name:
                                         Title:


                                     TORONTO DOMINION (TEXAS), INC.,
                                      as a Lender


                                     By:
                                         -------------------------------
                                         Name:
                                         Title:


                                     BANK IV KANSAS, N.A., as a Lender


                                     By:  /s/ MICHAEL E. WEGENG
                                         -------------------------------
                                         Name:  Michael E. Wegeng
                                         Title: Senior Vice President


                                     THE YASUDA TRUST & BANKING
                                      COMPANY, LIMITED, CHICAGO
                                      BRANCH, as a Lender


                                     By:
                                         -------------------------------
                                         Name:
                                         Title:


                                     THE FIRST NATIONAL BANK OF BOSTON,
                                      as a Lender


                                     By:
                                         -------------------------------
                                         Name:
                                         Title:

                                     NATIONSBANK (CAROLINAS), N.A., as a
                                      Lender


                                     By:
                                         -------------------------------
                                         Name:
                                         Title:


                                     TORONTO DOMINION (TEXAS), INC.,
                                      as a Lender


                                     By:
                                         -------------------------------
                                         Name:
                                         Title:


                                     BANK IV KANSAS, N.A., as a Lender


                                     By:
                                         -------------------------------
                                         Name:
                                         Title:


                                     THE YASUDA TRUST & BANKING
                                      COMPANY, LIMITED, CHICAGO
                                      BRANCH, as a Lender


                                     By:   /s/ JOSEPH C. MEEK
                                         -------------------------------
                                         Name:  Joseph C. Meek
                                         Title: First Vice President & Manager


                                     THE FIRST NATIONAL BANK OF BOSTON,
                                      as a Lender


                                     By:
                                         -------------------------------
                                         Name:
                                         Title:

                                     NATIONSBANK (CAROLINAS), N.A., as a
                                      Lender


                                     By:
                                         -------------------------------
                                         Name:
                                         Title:


                                     TORONTO DOMINION (TEXAS), INC.,
                                      as a Lender


                                     By:
                                         -------------------------------
                                         Name:
                                         Title:


                                     BANK IV KANSAS, N.A., as a Lender


                                     By:
                                         -------------------------------
                                         Name:
                                         Title:


                                     THE YASUDA TRUST & BANKING
                                      COMPANY, LIMITED, CHICAGO
                                      BRANCH, as a Lender


                                     By:
                                         -------------------------------
                                         Name:
                                         Title:


                                     THE FIRST NATIONAL BANK OF BOSTON,
                                      as a Lender


                                     By:   /s/ GRETCHEN TROIANO
                                         -------------------------------
                                         Name:  Gretchen Troiano
                                         Title: Vice President

                                     THE FUJI BANK LIMITED, as a Lender


                                     By:   /s/ KATSUNORI NOZAWA
                                         -------------------------------
                                         Name:  Katsunori Nozawa
                                         Title: Vice President & Manager


                                     ISTITUTO BANCARIO SAN PAOLO DI
                                      TORINO S.P.A., as a Lender


                                     By:
                                         -------------------------------
                                         Name:
                                         Title:


                                     By:
                                         -------------------------------
                                         Name:
                                         Title:


                                     THE NIPPON CREDIT BANK, LTD., as a
                                      Lender


                                     By:
                                         -------------------------------
                                         Name:
                                         Title:


                                     THE BANK OF NEW YORK, as a Lender


                                     By:
                                         -------------------------------
                                         Name:
                                         Title:


                                     INDUSTRIAL BANK OF JAPAN, as a Lender


                                     By:
                                         -------------------------------
                                         Name:
                                         Title:

                                     THE FUJI BANK LIMITED, as a Lender


                                     By:
                                         -------------------------------
                                         Name:
                                         Title:


                                     ISTITUTO BANCARIO SAN PAOLO DI
                                      TORINO S.P.A., as a Lender


                                     By:  /s/ WILLIAM J. DEANGELO
                                         -------------------------------
                                         Name:  William J. DeAngelo
                                         Title: First Vice President


                                     By:  /s/ ROBERTO GORLIER
                                         -------------------------------
                                         Name:  Roberto Gorlier
                                         Title: F.V.P. & Deputy G.M.


                                     THE NIPPON CREDIT BANK, LTD., as a
                                      Lender


                                     By:
                                         -------------------------------
                                         Name:
                                         Title:


                                     THE BANK OF NEW YORK, as a Lender


                                     By:
                                         -------------------------------
                                         Name:
                                         Title:


                                     INDUSTRIAL BANK OF JAPAN, as a Lender


                                     By:
                                         -------------------------------
                                         Name:
                                         Title:

                                     THE FUJI BANK LIMITED, as a Lender


                                     By:
                                         -------------------------------
                                         Name:
                                         Title:


                                     ISTITUTO BANCARIO SAN PAOLO DI
                                      TORINO S.P.A., as a Lender


                                     By:
                                         -------------------------------
                                         Name:
                                         Title:


                                     By:
                                         -------------------------------
                                         Name:
                                         Title:


                                     THE NIPPON CREDIT BANK, LTD., as a
                                      Lender


                                     By:  /s/ YOSHIHIDE WATANABE
                                         -------------------------------
                                         Name:  Yoshihide Watanabe
                                         Title: Vice President & Manager


                                     THE BANK OF NEW YORK, as a Lender


                                     By:
                                         -------------------------------
                                         Name:
                                         Title:


                                     INDUSTRIAL BANK OF JAPAN, as a Lender


                                     By:
                                         -------------------------------
                                         Name:
                                         Title:

                                     THE FUJI BANK LIMITED, as a Lender


                                     By:
                                         -------------------------------
                                         Name:
                                         Title:


                                     ISTITUTO BANCARIO SAN PAOLO DI
                                      TORINO S.P.A., as a Lender


                                     By:
                                         -------------------------------
                                         Name:
                                         Title:


                                     By:
                                         -------------------------------
                                         Name:
                                         Title:


                                     THE NIPPON CREDIT BANK, LTD., as a
                                      Lender


                                     By:
                                         -------------------------------
                                         Name:
                                         Title:


                                     THE BANK OF NEW YORK, as a Lender


                                     By:   /s/ LISA Y. BROWN
                                         -------------------------------
                                         Name:  Lisa Y. Brown
                                         Title: Vice President


                                     INDUSTRIAL BANK OF JAPAN, as a Lender


                                     By:
                                         -------------------------------
                                         Name:
                                         Title:

                                     THE FUJI BANK LIMITED, as a Lender


                                     By:
                                         -------------------------------
                                         Name:
                                         Title:


                                     ISTITUTO BANCARIO SAN PAOLO DI
                                      TORINO S.P.A., as a Lender


                                     By:
                                         -------------------------------
                                         Name:
                                         Title:


                                     By:
                                         -------------------------------
                                         Name:
                                         Title:


                                     THE NIPPON CREDIT BANK, LTD., as a
                                      Lender


                                     By:
                                         -------------------------------
                                         Name:
                                         Title:


                                     THE BANK OF NEW YORK, as a Lender


                                     By:
                                         -------------------------------
                                         Name:
                                         Title:


                                     INDUSTRIAL BANK OF JAPAN, as a Lender


                                     By:   /s/ JUNRI ODA
                                         -------------------------------
                                         Name:  Junri Oda
                                         Title: Senior Vice President &
                                                 Senior Manager

                                     UNION BANK OF CALIFORNIA, N.A., as a
                                      Lender


                                     By: /s/ CARY MOORE  PATRICIA SAMSON
                                         -------------------------------
                                         Name:  Cary Moore      Patricia Samson
                                         Title: Vice President  Credit Officer


                                     BANQUE FRANCAISE DU COMMERCE
                                      EXTERIEUR, as a Lender


                                     By:
                                         -------------------------------
                                         Name:
                                         Title:


                                     By:
                                         -------------------------------
                                         Name:
                                         Title:


                                     THE SUMITOMO BANK, LIMITED, NEW
                                      YORK BRANCH, as a Lender


                                     By:
                                         -------------------------------
                                         Name:
                                         Title:

                                     UNION BANK OF CALIFORNIA, N.A., as a
                                      Lender


                                     By:
                                         -------------------------------
                                         Name:
                                         Title:


                                     BANQUE FRANCAISE DU COMMERCE
                                      EXTERIEUR, as a Lender


                                     By:
                                         -------------------------------
                                         Name:
                                         Title:


                                     By:
                                         -------------------------------
                                         Name:
                                         Title:


                                     THE SUMITOMO BANK, LIMITED, NEW
                                      YORK BRANCH, as a Lender


                                     By:  /s/ YOSHIHORI KAWAMURA
                                         -------------------------------
                                         Name:  Yoshihori Kawamura
                                         Title: Joint General Manager



                                     7